SUPPLEMENT DATED MARCH 28, 2024

To the Prospectuses Dated:

May 1, 2018  MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued By

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

And

May 1, 2014  MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML of New York Variable Annuity Separate Account D

Effective on or about the close of business on April 26, 2024 (the “Merger Date”), pending shareholder approval, a fund reorganization will apply to the following Portfolio Company:

TRUST NAME	EXISTING SUBACCOUNT & PORTFOLIO NAME	ACQUIRING TRUST	ACQUIRING SUBACCOUNT & PORTFOLIO NAME
Delaware Group Equity Funds IV	Delaware Mid Cap Growth Equity Fund-Share Class A*	Ivy Funds	Delaware Ivy Mid Cap Growth Equity Fund-Share Class A*

Effective as of the Merger Date, based on changes to the underlying fund portfolio, the following investment option will become generally available to Policy Owners:

TRUST	SUBACCOUNT	PORTFOLIO	ADVISOR
Ivy Funds	Delaware Ivy Mid Cap Growth Equity Fund-Share Class A	Delaware Ivy Mid Cap Growth Equity Fund-Share Class A	Delaware Management Company
Investment Objective: Delaware Ivy Mid Cap Growth Fund seeks to provide growth of capital.

* Delaware Mid Cap Growth Equity Fund and the Acquiring Portfolio, Delaware Ivy Mid Cap Growth Equity Fund, are closed to new investors. If you decide to transfer out of this Acquiring Portfolio, you will not be able to re-invest in it at a later date.

We have been informed that as of the Merger Date, pending shareholder approval, the Existing Portfolio referenced above will merge into the Acquiring Portfolio.

If you would like to transfer out of the Existing or Acquiring Portfolio prior to or within 30 days after the Merger Date, you may transfer your policy value to any of the portfolio company options listed in your Prospectus. You will not be charged for transfers made due to the merger and this reallocation also will not count against the number of free transfers that you receive each policy year..

As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.